EXHIBIT 10.6
                          ASSET PURCHASE AGREEMENT

     This Agreement, dated as of July _______, 1997, is by and between Mac Filmworks, Inc., ("MFI") a Texas corporation (the "Purchaser") and RAMM Film Video, Inc. ("RAMM"), a California Corporation (the "Seller").

                            W I T N E S S E T H:

     WHEREAS, Purchaser desires to purchase certain of Seller's assets subject to the terms and conditions set forth herein and Seller desires to sell those assets to Purchaser; and

     WHEREAS, Seller has the power and authority to enter into and carry out the terms of this Agreement;

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:


                                 ARTICLE I
                             Purchase and Sale

     1.01. Sale and Purchase of Assets. Subject to and upon the terms and conditions contained herein, at the Closing (as hereinafter defined), Seller shall sell, transfer, assign, convey and deliver to Purchaser, free and clear of all liens, claims and encumbrances, and Purchaser shall purchase, accept and acquire from Seller, the following:

       (i) One-hundred seventy five (175) English language feature film master recordings, all in 35mm, 16mm 1 inch and/or BETA SP video masters, color or black and white, and further described as "movie elements for video masters" and suitable for conversion to 1 inch video format, as listed in Exhibit "A" hereto, and Seller's rights in the underlying contracts and all rights owned or controlled by Seller for the exploitation and other use of such master recordings pertaining thereto together with the exclusive right, title and interest in and possession of all such master recordings;

      (ii) All available collateral materials, including without limitation, trailers, scripts, still photographs, posters and press kits relative to the film masters listed in (a) above;

     (iii) Any copyrights, copyright registrations, copyright registration applications, trademarks, trademark registrations, trademark registration applications and trade names related to film masters, trailers, scripts, still photographs, posters and press kits owned or controlled by Seller and all renewals thereof (it being agreed that Company and its assigns shall be obligated to assign and transfer copyright renewals to such transferred copyrights to Purchaser without further consideration to the extend such renewals or the rights thereto are owned by Company on the Closing Date);

      (iv) Any agreements with current actors, producers and directors ("Artists' Contracts").

     All of the assets described in Subsections (i) through (iv) above are hereinafter collectively referred to as the "Assets."

     1.02. Excluded Assets. Notwithstanding any other provision hereof, assets of Seller not listed in Section 1.01 shall not be conveyed to Purchaser.

     1.03. Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur on __________________, 1997 (the "Closing Date"), in the offices of ______________________________________________
______________________, or at such other time and place as shall be mutually agreed to in writing by the parties hereto. The Closing shall commence at 10:00 a.m., local time, on the Closing Date and proceed promptly to conclusion.

     1.04.  Purchase Price.

     The total purchase price for the Assets (the "Total Purchase Price") shall consist of cash and stock to be paid as follows: (i) a two-year One Hundred Thousand Dollar ($100,000) Secured Promissory Note bearing a six percent (6%) interest rate per annum, in the form attached hereto as Exhibit "B"; (ii) Five Thousand Dollars ($5,000) cash; and (iii) 50,000 shares restricted MFI common stock.

     1.05. Nonassumption of liabilities of Seller. Purchaser shall not assume any liabilities whatsoever of Seller. Specifically, but not limited to: (i) any federal, state or local income, sales, business or employment tax liability, known or unknown of Seller, (ii) any ad valorem taxes which have become a lien on any of the Assets, or (iii) any liabilities or obligations of Seller which may be incident to or result from the sale of Sellers' assets hereunder or from any dissolution or liquidation of Seller and any resulting distribution of assets.

     1.06. Instruments of Transfer; Further Assurances. In order to consummate the transactions contemplated hereby, the following shall be delivered at the Closing:

            (a) Seller shall deliver to Purchaser the Assets listed on Exhibit "A", and the Assignment in the form attached hereto as Exhibit "C",

            (b) Purchaser shall deliver to Seller the Promissory Note for One Hundred Thousand Dollars ($100,000), Five Thousand Dollars ($5,000) in cash, certificates representing 50,000 shares of restricted common stock, and a Registration Rights Agreement in the form attached hereto as Exhibit "D." Seller hereby acknowledges receipt of a cash deposit in the sum of Five Thousand Dollars ($5,000).

            (c) At the Closing, and at all times thereafter as may be necessary, Seller shall execute and deliver to Purchaser such other instruments of transfer as shall be reasonably necessary or appropriate to vest in Purchaser good and indefeasible title to the Assets and to comply with the purposes and intent of this Agreement.

     1.07.  Asset Evaluation.    Purchaser reserves the right to examine
each feature film as to quality and duplicity in the Purchaser's present film library. If, in Purchaser's sole discretion, he finds that any of the feature films are unsuitable for broadcasting or are duplicative, he may return the film to Seller who will replace said film with a film of acceptable quality. In the event a film of acceptable quality is not available, Purchaser may deduct the per film purchase price of Two Thousand Dollars ($2,000) for copyrighted films and One Thousand Dollars ($1,000) for films within the public domain from the balance outstanding under the Promissory Note.

     1.08.  Partial Registration.    On or before August 31, 1998 MFI will
either:

     (i) Register up to 25,000 shares of the stock, pursuant to the attached Registration Rights Agreement or

    (ii) Arrange for the private resale of the stock at not less than $5.00 per share; or

   (iii)    Sell the shares pursuant to a suitable exemption.


                                 ARTICLE II
                 Purchaser's Representations and Warranties

     Purchaser represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

     2.01. Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     2.02. Authorization and Validity. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby by Purchaser, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Purchaser. This Agreement and each other agreement contemplated hereby have been or will be prior to Closing duly executed and delivered by Purchaser and constitute or will constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms.

     2.03. No Violation. Neither the execution and performance of this Agreement or the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or By-laws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or the properties or assets of Purchaser. 2.04. Finder's Fee. Purchaser has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.


                                ARTICLE III
                  Representations and Warranties of Seller

     Seller represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

     3.01. Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     3.02. Authorization and Validity. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby by Seller and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Seller. This Agreement and each other agreement contemplated hereby have been or will be duly executed and delivered by Seller and constitute or will constitute legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms.

     3.03. No Violation. Neither the execution and performance of this Agreement or the agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (a) result in a violation or breach of the Articles of Incorporation or Bylaws of Seller or any agreement or other instrument under which Seller is bound or to which any of the assets of Seller are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets, or (b) violate any applicable law or regulation or any judgment or order of any court or governmental agency. Seller has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements and reports. Seller possesses all necessary licenses, franchises, permits and governmental authorizations.

     3.04. Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Seller.

     3.05. Compliance with Laws. There are no existing violations by Seller of any applicable federal, state or local law or regulation that could affect the property or business of Seller.

     3.06. Finder's Fee. Seller has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

     3.07. Litigation. Seller has not had any legal action or administrative proceeding or investigation instituted or, to the best of the knowledge of Seller, threatened against or affecting, or that could affect any of the assets or business of Seller. Seller is not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to Seller or to its business, assets, operations or employees, or (b) in default with respect to any such order, writ, injunction or decree. Seller knows of no basis for any such action, proceeding or investigation.

     3.08. Title. Seller has good title to all of the Assets being sold to Purchaser by it and that the same are free and clear of all liens and encumbrances and the use, distribution and showing of the Assets will not infringe any copyright claims of any other party.

     3.09. Accuracy of Information Furnished. All information furnished to Purchaser by Seller herein or in any exhibit hereto is true, correct and complete in all material respects. Such information states all material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.


                                 ARTICLE IV
                      Purchaser's Conditions Precedent

     Except as may be waived in writing by Purchaser, the obligations of Purchaser hereunder are subject to the fulfillment at or prior to the Closing of each of the following conditions:

     4.01. Representations and Warranties. The representations and warranties of Seller contained herein shall be true and correct as of the Closing, and Purchaser shall not have discovered any material error, misstatement or omission therein.

     4.02. Covenants. Seller shall have performed and complied with all covenants or conditions required by this Agreement to be performed and complied with by them prior to the Closing.

     4.03. Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

     4.04. No Material Adverse Change. No material, adverse change in the assets, business operations or financial condition of Seller shall have occurred after the date hereof and prior to the Closing.


                                 ARTICLE V
                       Seller's Conditions Precedent

     Except as may be waived in writing by Seller, the obligations of Seller hereunder are subject to fulfillment at or prior to the Closing of each of the following conditions:

     5.01. Representations and Warranties. The representations and warranties of Purchaser contained herein shall be true and correct as of the Closing, subject to any changes contemplated by this Agreement, Seller shall not have discovered any material error, misstatement or omission therein.

     5.02. Covenants. Purchaser shall have performed and complied in all material respects with all covenants or conditions required by this Agreement to be performed and complied with by it prior to the Closing.

     5.03. Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.


                                 ARTICLE VI
                              Indemnification

     6.01. Seller's Indemnity. Subject to the terms and conditions of this Article VI, Seller hereby agrees to indemnify, defend and hold Purchaser and its officers, directors, stockholders agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages"), asserted against or incurred by Purchaser by reason of or resulting from a breach by Seller or of any representation, warranty or covenant contained herein or in any agreement executed pursuant hereto, or the failure to perform any other condition imposed on Seller hereunder.

     6.02. Purchaser's Indemnity. Subject to the terms and conditions of this Article VI, Purchaser hereby agrees to indemnify, defend and hold Seller and its officers, directors, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by Seller by reason of or resulting from a breach by Purchaser of any representation, warranty or covenant contained herein or in any agreement executed pursuant hereto, or the failure to perform any other condition imposed on Purchaser hereunder.

     6.03. Conditions of Indemnification. The respective obligations and liabilities of Seller and Purchaser (the "indemnifying party") to the other (the "party to be indemnified") under Sections 6.01 and 6.02 hereof with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

            (a) Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position including the entry of a default judgment) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, or with reasonable promptness after the assertion in writing of any claim by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided, however, that the party to be indemnified may participate in the defense with counsel of its own choice and at its own expense.

            (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

            (c) Anything in this Section 6.03 to the contrary notwithstanding, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified, which consent shall not be unreasonably withheld.

            (d) The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

     6.04. Remedies Not Exclusive. The remedies provided in this Article VI shall not be exclusive of any other rights or remedies available by one party against the other, either at law or in equity.


                                ARTICLE VII
                               Miscellaneous


     7.01. Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

     7.02. Assignment. Neither this Agreement nor any right created hereby shall be assignable by either party hereto, except by Purchaser to a wholly-owned subsidiary of Purchaser.

     7.03. Notice. Any notice or communication must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

          If to Seller:     RAMM Film Video, Inc.
                            2899 Agoura Road
                            Westlake Village, CA 91361
                            Attn: Glen Hartford

          with a copy to:



          If to Purchaser:  Mac Filmworks, Inc.
                            9464 Mansfield Road, Suite A-1
                            Shreveport, La.  71118
                            Attn: Jim McCullough

          with a copy to:   Thomas C. Pritchard
                            Brewer & Pritchard, P.C.
                            Texaco Heritage Plaza
                            1111 Bagby, Suite 2450
                            Houston, Texas 77002

Any party may change its address for notice by written notice given to the other parties.

     7.04. Entire Agreement. This Agreement and the exhibits hereto supersede all prior agreements and understandings relating to the subject matter hereof, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section.

     7.05. Costs, Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorney fees), except that each party hereto agrees to pay the costs and expenses, including reasonable attorney fees, incurred by the other parties in successfully (a) enforcing any of the terms of this Agreement, or (b) proving that the other parties breached any of the terms of this Agreement in any material respect.

     7.06. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     7.07. Specific Performance. Seller acknowledges that a refusal by Seller to consummate the transaction contemplated hereby, will cause irrevocable harm to Purchaser, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Purchaser shall be entitled, in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief (without being required to post bond or other security).

     7.08. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of Seller or Purchaser pursuant to this Agreement shall be deemed to have been representations and warranties by Seller or Purchaser, as the case may be, and shall survive the Closing and any investigation made by any party hereto or on its behalf.

     7.09. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Texas. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction within the State of Louisiana.

     7.10. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     7.11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     7.12. Taxes. Seller shall be liable for and shall indemnify Purchaser against all sales, use or other taxes resulting from the transactions contemplated hereby.

     7.13. Offset. Notwithstanding anything to the contrary contained herein, Seller agrees that Purchaser shall be entitled to credit and offset against any payments due by Purchaser as a result of Seller's breach of any of the terms and conditions hereof.

     7.14. Bulk Transfer Laws. Prior to the Closing, the parties hereto will comply in all respects with any applicable bulk transfer laws.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                   SELLER:
                                   RAMM FILM VIDEO, INC.

                                   By:   //s// GLEN HARTFORD
                                   Name:  Glen Hartford
                                   Title:  President



                                   PURCHASER:

                                   MAC FILMWORKS, INC.


                                   By: //s// JIM MCCULLOUGH, SR.
                                   Name:    Jim McCullough, Sr.
                                   Title:     President




                                 EXHIBIT A

                               LIST OF TITLES




                                 EXHIBIT B

THIS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IS TRANSFERRABLE ONLY UPON COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.

                              PROMISSORY NOTE

$100,000                   Shreveport, Louisiana            July 31, 1997

     FOR VALUE RECEIVED, the undersigned, MAC FILMWORKS, INC. a Texas corporation ("Maker"), hereby promises to pay to the order of RAMM FILM VIDEO, INC. ("Payee"), at Shreveport, Louisiana, the principal sum of One Hundred Thousand and no/100 Dollars ($100,000), in lawful money in United States of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment, bearing interest and payable as provided herein.

     Interest on the unpaid balance of this Note shall accrue at a rate per annum equal to 6%; provided, however, that such interest shall not exceed the Maximum Rate as hereinafter defined. All past-due principal and interest shall bear interest at the maximum rate permitted by applicable law. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal amount and accrued interest of this Note shall be due and payable in two (2) installments of Fifty Thousand and no/100 dollars ($50,000), the first installment of which is due on August 31, 1998, and a like amount on the same day of each year thereafter.

     This Note may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

     If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

     An event of default means default in the payment of the principal of, and interest on, the Note at its maturity, whatever the reason for such event of default and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any Court or any order, rule or regulation of any administrative governmental body ("Event of Default").

     If an Event of Default shall occur and be continuing, the principal amount of this Note may be declared immediately due and payable within thirty (30) days of the due date.

     The indebtedness hereunder is secured by a Security Agreement having the same date hereof.

     Notwithstanding anything to the contrary in this Note or any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall under no circumstances exceed the Maximum Rate. In the event the maturity of this Note is accelerated by reason of an Event of Default under this Note, other agreement entered into in connection herewith or therewith, by voluntary prepayment by Maker or otherwise, then earned interest may never include more than the Maximum Rate, computed from the dates of each advance of the loan proceeds outstanding until payment. If from any circumstance any holder of this Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the Maximum Rate shall be applied to the reduction of the principal amount owing on this Note, and not to the payment of interest; or if such excessive interest exceeds the unpaid balance of principal hereof, the amount of such excessive interest that exceeds the unpaid balance of principal hereof shall be refunded to Maker.
In determining whether or not the interest paid or payable exceeds the Maximum Rate, to the extent permitted by applicable law (i) any non principal payment shall be characterized as an expense, fee or premium rather than as interest; and (ii) all interest at any time contracted for, charged, received or preserved in connection herewith shall be amortized, prorated, allocated and spread in equal parts during the period of the full stated term of this Note. The term "Maximum Rate" shall mean the maximum rate of interest allowed by applicable federal or state law.

     Except as provided herein, Maker and any sureties, guarantors and endorsers of this Note jointly and severally waive demand, presentment, notice of nonpayment or dishonor, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, notice and protest, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder. If any efforts are made to collect or enforce this Note or any installment due hereunder, the undersigned agrees to pay all collection costs and fees, including reasonable attorney's fees.

     This Note shall be construed and enforced under and in accordance with the laws of the State of Louisiana.


     IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.

                            MAC FILMWORKS, INC.


                            By: //s// JIM MCCULLOUGH, SR.
                                Jim McCullough, Sr., President



                                 EXHIBIT C

                                 ASSIGNMENT


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt, sufficiency and adequacy of which are hereby acknowledged, RAMM Film Video, Inc. ("RAMM") does hereby:

     SELL, ASSIGN AND TRANSFER to Mac Filmworks, Inc., a Texas corporation, the assets listed on Exhibit "A" attached hereto for its own use and for use of its successors and assigns (the "Assets");

     WARRANT AND COVENANT that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed by the undersigned has been or will be made to others;

     WARRANT AND COVENANT that the Assets are free and clear of all liens and encumbrances and the use, distribution and showing of the assets will not infringe any copyright claims of any party;

     COVENANT, when requested and at the expense of the assignee, to execute all additional instruments and to do all things necessary for carrying out the purpose of this instrument;

     TO BE BINDING on the assigns and successors of the undersigned and extend to the successors and assigns.

     IN WITNESS WHEREOF, the undersigned hereby executes this agreement the ____ day of __________, 1997.


                              ASSIGNOR:

                              RAMM FILM VIDEO, INC.

                              By: //s// GLEN HARTFORD
                              Name:  Glen Hartford
                              Title: President



                                 EXHIBIT D

                       REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement"), dated July __, 1997, is by and between MAC FILMWORKS, INC., a Texas corporation
("Company"), and RAMM FILM VIDEO, INC, (the "Holder").

                            W I T N E S S E T H:

     WHEREAS, in connection with the transaction by and between Company and the Holder, the Company has agreed to grant certain Registration Rights (hereinafter defined) to 25,000 of the Holder's shares ("Shares") of the Company's common stock, par value $.001 per share ("Common Stock").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                ARTICLE ONE
                       Registration Rights Agreement

     SECTION 1.1 Registration Rights Available. The Company agrees to provide the Holder with the following registration rights with respect to the Shares and any other securities issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Securities"): one right to "piggyback" on a firm commitment underwritten offering of Company securities, subject to the provisions of this Agreement (the right to one piggyback registration right hereunder being "Registration Rights").

     SECTION 1.2 No Demand Registration. The undersigned hereof acknowledges that such registration right does not constitute a demand registration right.

     SECTION 1.3 Piggyback Registration. With respect to Holder's right to piggyback on a firm commitment underwriting of the Company securities pursuant to Section 1.1, the parties agree as follows:

     (a) Pursuant to Section 1.1, the Company will (i) promptly give to the Holder written notice of any registration relating to a firm commitment public offering of the Company securities; and (ii) include in such registration (and related qualification under blue sky laws or other compliance, unless such expense or terms of such qualification is unreasonable in comparison to the number of securities to be registered in such jurisdiction, as determined in the sole discretion of the Company), and in the underwriting involved therein, all the Securities specified in Holder's written request or requests, mailed in accordance with Section 3.8 herein within 30 days after the date of such written notice from the Company.

     (b) The right of Holder to registration pursuant to Section 1.1 shall be conditioned upon Holder's participation in such underwriting, and the inclusion of the Securities in the underwriting shall be limited to the extent provided herein. The Holder and all other holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit some or all of the Securities that may be included in the registration and underwriting as follows: the number of Securities that may be included in the registration and underwriting by the Holder shall be determined by multiplying the number of shares of Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Securities requested to be included in such registration and underwriting by the Holder, and the denominator of which is the total number of Securities which all selling shareholders of the Company have requested to have included in such registration and underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

     SECTION 1.4 Registration Procedure. With respect to each Registration Right, the following provisions shall apply:

     (a) The Holder shall be obligated to furnish to the Company and the underwriters (if any) such information regarding the Securities and the proposed manner of distribution of the Securities as the Company and the underwriters (if any) may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters (if any) in connection with such registration, qualification or compliance.

     (b) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

          (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act");

         (ii) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

        (iii) So long as the Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

     (c) The Company agrees that it will furnish to the Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

     (d) All expenses (except for costs of any interim audit required by underwriters, any underwriting and selling discounts and commissions and legal fees for Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

     (e) In connection with the preparation and filing of a registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holder, its counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.


                                ARTICLE TWO
                              Indemnification

     SECTION 2.1 Indemnification by the Company. In the event of any registration of the Securities of the Company under the Securities Act, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively, "Claims"), to which the Holder or underwriter may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder's Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder's and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder's specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder's or any such underwriter and shall survive the transfer of the Securities by the Holder.

     SECTION 2.2 Indemnification by the Holder. The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Shares sold by such Holder in the offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by the Holder.

     SECTION 2.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.

     SECTION 2.4 Indemnification Payments. The indemnification required by this Article shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


                               ARTICLE THREE
                               Miscellaneous

     SECTION 3.1 Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holder of 51% or more of the Shares and shall be effective only to the extent specifically set forth in such writing.

     SECTION 3.2 Term of the Agreement. This Agreement shall terminate with respect to the Holder on the earlier to occur of (i) all of the Securities having been registered as provided in Article One or (ii)
_________________.

     SECTION 3.3 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

     SECTION 3.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     SECTION 3.5 Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to the Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

     SECTION 3.6 Remedies Cumulative. All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alterative.

     SECTION 3.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

     SECTION 3.8 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

          If to the Company, to:

                  Mac Filmworks, Inc.
                  9464 Mansfield Road
                  Shreveport, La.  7118
                  Attention:  President

          If to Holder, to:

                  RAMM Film Video, Inc.
                  2899 Agoura Road
                  Westlake Village, CA
                  Attention: Glen Hartford

     SECTION 3.9 Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Louisiana applicable to contracts made and to be performed in that state.

     SECTION 3.10 Final Agreement. This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     SECTION 3.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

     The parties hereto have executed this Agreement as of the date first set forth above.

                                 COMPANY:

                                 MAC FILMWORKS, INC.

                                 By: //s// JIM MCCULLOUGH, SR.
                                 Name: Jim McCullough, Sr.
                                 Title: President


                                 HOLDER:

                                 RAMM FILM VIDEO, INC.

                                 By: //s// GLEN HARTFORD
                                 Name: Glen Hartford
                                 Title: President